EXHIBIT 99.1

For Immediate Release	Contact:	Ashley Barrie
561-365-1260
Ashley.Barrie@Carrier.com

Carrier Global Corporation Announces Timothy N. White
as President, Refrigeration

David Appel to lead Commercial Refrigeration

PALM BEACH GARDENS, Fla., July 15, 2021 — Carrier Global Corporation (NYSE: CARR) today announced that Timothy N. White (48) has been named President of its Refrigeration segment, effective August 16, 2021. White will succeed David Appel (65) who will remain with the Company and take on a key leadership role within the Refrigeration segment, leading the Commercial Refrigeration business.

“Carrier’s long-term strategy for the Refrigeration business segment is to continue to lead the industry in terms of providing healthy, safe, sustainable and intelligent cold chain solutions to our customers,” said Dave Gitlin, Chairman & CEO. “Tim is a proven leader who brings a critical skillset to the Refrigeration segment with his deep expertise in leading large-scale businesses with electrification, renewable energy and sustainability solutions – all of which are at the heart of the future of our global business. We look forward to Tim’s contributions as we continue to drive our growth strategy and position Carrier to deliver significant value for our shareowners.”

White most recently served as CEO, Onshore Wind Americas for General Electric. He was previously with Raytheon Technologies for 24 years where he held a

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number of senior leadership roles, including President, Power & Controls and President, Electric Systems for the company’s Collins Aerospace division.

“Carrier is at the forefront of Refrigeration technology and is recognized as a global leader in delivering innovative, sustainable solutions for the cold chain,” said White. “I’m excited to join and look forward to collaborating with the leadership team to help drive and deliver sustained growth.”

“I want to extend my sincere thanks to David for his decade-long leadership of the Refrigeration business,” said Gitlin. “We will continue to lean on his expertise to lead the Commercial Refrigeration business where his long-standing knowledge and focus on strategic customer-centric execution will drive operational efficiencies and deliver best-in-class financial performance.”

About Carrier

As the leading global provider of healthy, safe, sustainable and intelligent building and cold chain solutions, Carrier Global Corporation is committed to making the world safer, more sustainable and comfortable for generations to come. From the beginning, we’ve led in inventing new technologies and entirely new industries. Today, we continue to lead because we have a world-class, diverse workforce that puts the customer at the center of everything we do. For more information, visit corporate.carrier.com or follow Carrier on social media at @Carrier.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident,” “scenario” and other words of similar meaning in connection with a discussion of future operating or financial performance or the separation and distribution from United Technologies Corporation (the “Separation” and the “Distribution”), since renamed Raytheon Technologies Corporation. Forward-looking statements may include, among other

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things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash, share repurchases, tax rates and other measures of financial performance or potential future plans, strategies or transactions of Carrier, the estimated costs associated with the Separation, Carrier’s plans with respect to our indebtedness and other statements that are not historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Such risks, uncertainties and other factors include, without limitation: (1) the effect of economic conditions in the industries and markets in which Carrier and our businesses operate in the U.S. and globally and any changes therein, including financial market conditions, fluctuations in commodity prices, interest rates and foreign currency exchange rates, levels of end market demand in construction, the impact of weather conditions, pandemic health issues (including COVID-19 and its effects, among other things, on production and on global supply, demand and distribution as the outbreak continues and results in a prolonged period of travel, commercial and other restrictions and limitations), natural disasters and the financial condition of our customers and suppliers; (2) challenges in the development, production, delivery, support, performance and realization of the anticipated benefits of advanced technologies and new products and services; (3) future levels of indebtedness, capital spending and research and development spending; (4) future availability of credit and factors that may affect such availability, including credit market conditions and Carrier’s capital structure and credit ratings; (5) the timing and scope of future repurchases of Carrier’s common stock, including market conditions and the level of other investing activities and uses of cash; (6) delays and disruption in the delivery of materials and services from suppliers; (7) cost reduction efforts and restructuring costs and savings and other consequences thereof; (8) new business and investment opportunities; (9) risks resulting from being a smaller, less diversified company than prior to the Separation; (10) the outcome of legal proceedings, investigations and other contingencies; (11) the impact of pension plan assumptions on future cash contributions and earnings; (12) the impact of the negotiation of collective bargaining agreements and labor disputes; (13) the effect of changes in political conditions in the U.S. (including in connection with the new administration in Washington, D.C.) and other countries in which Carrier and our businesses operate, including the effect of changes in U.S. trade policies or the United Kingdom’s withdrawal from the European Union, on general market conditions, global trade policies and currency exchange rates in the near term and beyond; (14) the effect of changes (including potentially as a result of the new administration in Washington, D.C.) in tax, environmental, regulatory (including among other things import/export) and other laws and regulations in the U.S. and other countries in which we and our businesses operate; (15) the ability of Carrier to retain and hire key personnel; (16) the scope, nature, impact or timing of acquisition and divestiture activity, including among other things integration of acquired businesses into existing businesses and realization of synergies and opportunities for growth and innovation and incurrence of related costs; (17) the expected benefits of the Separation; (18) a determination by the U.S. Internal Revenue Service and other tax authorities that the Distribution or certain related transactions should be treated as taxable transactions; (19) risks associated with indebtedness, including that incurred as a result of financing transactions undertaken in connection with the Separation, as well as our ability to reduce indebtedness and the

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timing thereof; (20) the risk that dis-synergy costs, costs of restructuring transactions and other costs incurred in connection with the Separation will exceed Carrier’s estimates; and (21) the impact of the Separation on Carrier’s business and Carrier’s resources, systems, procedures and controls, diversion of management’s attention and the impact on relationships with customers, suppliers, employees and other business counterparties. The above list of factors is not exhaustive or necessarily in order of importance. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see Carrier’s reports on Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC from time to time. Any forward-looking statement speaks only as of the date on which it is made, and Carrier assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

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